UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )
____________________

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MEDPACE HOLDINGS, INC.
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# Your **Vote** Counts!

**MEDPACE HOLDINGS, INC.**

2023 Annual Meeting
Vote by May 18, 2023
11:59 PM ET

MEDPACE
MEDPACE HOLDINGS, INC.
5375 MEDPACE WAY
CINCINNATI, OHIO 45227

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## You invested in MEDPACE HOLDINGS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 19, 2023.**

## Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

**Smartphone users**

Point your camera here and vote without entering a control number

**Vote Virtually at the Meeting***

May 19, 2023
9:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/MEDP2023

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | Board Recommends |
|---|---|
| 1. Election of Directors<br>**Nominees:**<br>01) Brian T. Carley<br>02) Femida H. Gwadry-Sridhar<br>03) Robert O. Kraft | For |
| 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. | For |
| 3. To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the proxy statement for the 2023 Annual Meeting. | For |

**NOTE:** To transact such other business as may properly come before the meeting or any continuation, postponement, or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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